EXHIBIT 1.1






                              LIMITED BRANDS, INC.


                                TERMS AGREEMENT

                                     [Date]

Limited Brands, Inc.
Three Limited Parkway
Columbus, Ohio  43230

Ladies and Gentlemen:

     We (the "Representative") understand that Limited Brands, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule II hereto (the "Underwriters") (i) the principal amount of its debt securities (the "Debt Securities"), if any, identified in Schedule I hereto (the "Underwritten Debt Securities") and/or (ii) the warrants (the "Warrants"), if any, identified in Schedule I hereto (the "Underwritten Warrants") to purchase the aggregate principal amount of the debt securities identified in Schedule I hereto (the "Warrant Securities"). If such Debt Securities and Warrants are being issued together in units, such units are referred to herein as the "Underwritten Units." The Underwritten Debt Securities, if any, the Underwritten Warrants, if any, and the Underwritten Units, if any, are hereinafter referred to as the "Underwritten Securities."

     All the provisions contained in the document constituting Annex A hereto entitled "Limited Brands, Inc. Debt Securities/Warrants to Purchase Debt Securities -- Underwriting Agreement Basic Provisions" are incorporated herein in their entirety and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

     Subject to the terms and conditions set forth herein or incorporated by reference herein, the Underwriters offer to purchase, severally and not jointly, at the respective purchase price set forth in Schedule I hereto, the principal amount of the Underwritten Securities and/or the number of Underwritten Warrants and/or the number of Underwritten Units set forth opposite their respective names in Schedule II hereto.

     If the firm or firms identified as Underwriters include only the firm or firms identified as the Representative, then the terms Underwriters and Representative shall each be deemed to refer to such firm or firms.

     Please accept this offer by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                                     Very truly yours,


                                    [Representative and Address for Notices]


                                    By:
                                       -------------------------------------
                                       Name:
                                       Title:

                       Acting severally and on behalf of itself and the several Underwriters named on Schedule II hereto

Accepted:

LIMITED BRANDS, INC.


By:
   ------------------------
   Name:
   Title:

                                                  SCHEDULE I TO TERMS AGREEMENT


Description of Debt Securities:

     Title:

     Principal amount (including currency or composite currency): $

     Interest Rate:

     Purchase Price:

     Offering Price:

     Interest Payment Dates:

     Optional Redemption:

     Sinking Fund Provisions:

     Delivery Date:

Description of Warrants:

     Title of Warrants:

     Number:

     If Warrants are not to be purchased with Debt Securities as Units, purchase price, currency, public offering price, if any, and underwriting discount:

     Warrant Agent:

     Warrant Agreement:

     Warrant exercise price and currency:

     Principal amount (including currency or composite currency) of Warrant Securities issuable upon exercise of one Warrant:

     Date after which Warrants may be exercised:

     Expiration date:

     Other provisions:

Description of Underwritten Units:

     Purchase price and currency:

     Public offering price, if any, and underwriting discount:

     Detachable date (if applicable):

     Other provisions:

Description of Warrant Securities:

     Title:

     Principal amount (including currency or composite currency):

     Sinking fund provisions:

     Redemption provisions:

     Other provisions:

Delivery Date (including time) and location:


                                                                                  SCHEDULE II TO TERMS AGREEMENT


                                                 Principal Amount
                                                 of Underwritten      Number of Underwritten    Number of Underwritten
                                                   Securities             Warrants to be        Units to be Purchased
             Underwriter                         to be Purchased        Purchased (if any)             (if any)
             -----------                         ---------------      ----------------------    -----------------------

                                                 $
                                                 ===============      ======================    =======================



                                                 ---------------      ----------------------    -----------------------
      Total                                      $
                                                 ===============      ======================    =======================

                                                     ANNEX A TO TERMS AGREEMENT




                              LIMITED BRANDS, INC.

              Debt Securities/Warrants to Purchase Debt Securities

                    UNDERWRITING AGREEMENT BASIC PROVISIONS

     1. Introductory.

         1.1. Offerings of Securities. The Company proposes to issue and sell certain of its debt securities, issuable under an indenture dated as of March 15, 1988 (the "Indenture") between the Company and The Bank of New York, as trustee (the "Trustee"), and/or certain of its warrants to purchase debt securities issuable pursuant to the warrant agreement (the "Warrant Agreement") identified in the Terms Agreement (as hereinafter defined) (such debt securities and warrants being sometimes collectively referred to herein as the "Securities"), in one or more offerings on terms determined at the time of sale. Such debt securities and warrants may be issued separately or together in units.

         1.2. Terms Agreement. The terms with respect to the purchase of the Underwritten Securities from the Company by the several Underwriters listed in the applicable terms agreement, entered into between the Representative, on behalf of such Underwriters, and the Company (the "Terms Agreement"), to which these Underwriting Agreement Basic Provisions constitute Annex A, are set forth in the Terms Agreement, which together with the provisions hereof incorporated therein by reference, is sometimes herein referred to as this "Agreement." Terms defined in the Terms Agreement are used herein as therein defined.

     2. Representations, Warranties and Agreements of the Company. The Company represents and warrants to and agrees with each Underwriter that:

         2.1. Registration Statement. A registration statement (the "Initial
Registration Statement") on Form S-3 (File No. 333-        ) with respect to the
Securities has been prepared by the Company in conformity with the requirements of the Securities Act of 1933 (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, has been filed with the Commission and has become effective. No stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or any registration statement increasing the size of the offering (a "Rule 462(b) Registration Statement"), pursuant to Rule 462(b) under the Act, which became or will become effective upon filing has been issued and, to the Company's knowledge, no proceeding for that purpose has been initiated or threatened by the Commission. As used in this Agreement (i) "Registration Statement" means the Initial Registration Statement and any Rule 462(b) Registration Statement, including all exhibits thereto and all documents incorporated therein by reference; (ii) "Basic Prospectus" means the prospectus and all documents incorporated therein by reference included in the Initial Registration Statement; and (iii) "Prospectus" means the Basic Prospectus, together with any amendments or supplements thereto and, in each case, all documents incorporated therein by reference specifically relating to the Underwritten Securities, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations.

         2.2. Compliance with Applicable Law. The Registration Statement and the Prospectus comply, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document filed with the Commission after the date as of which this representation is being made) will comply at all times during the period specified in subsection
7.3 hereof, with the provisions of the Act, the Rules and Regulations, the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission thereunder. The Indenture, including any amendments and supplements thereto, pursuant to which the Underwritten Securities will be issued will conform with the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder. The Registration Statement does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus does not, and (in the case of any amendment or supplement thereto, or any material incorporated by reference in any such document filed with the Commission after the date as of which this representation is being made) will not at any time during the period specified in subsection 7.3 hereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company makes no representation or warranty as to (a) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification under the Trust Indenture Act (Form T-1) of the Trustee or (b) information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with information furnished in writing to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein.

         2.3. Compliance with Reporting Requirements. The Company is subject to and in full compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

         2.4. Stabilization or Manipulation of Price. The Company has not taken, directly or indirectly, any action designed to cause or which has constituted or which might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Underwritten Securities.

         2.5. Duly Incorporated and Validly Existing; Power and Authority. Each of the Company and its Significant Subsidiaries (as defined in Rule 1-02 of Regulation S-X under the Act) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except, in each case, to the extent that the failure to qualify or be in good standing would not have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, taken as a whole. There are no Significant Subsidiaries of the Company as defined in Rule 1-02 of Regulation S-X under the Act that are not listed on Exhibit A attached hereto.

         2.6. Capital Stock. All the outstanding shares of capital stock of the Company and each Significant Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Significant Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens, encumbrances, charges, restrictions upon voting or transfer or any other claim of any third party, except for any such security interests, claims, liens, encumbrances, charges and restrictions that would not have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

         2.7. Prospectus Summary Statements. The statements in the Prospectus under the headings "Use of Proceeds" and "Description of the Notes" fairly summarize the matters therein described.

         2.8. Authorization, Execution and Delivery. This Terms Agreement has been duly authorized, executed and delivered by the Company. If Debt Securities are to be issued, the Indenture has been duly authorized, executed and delivered by the Company and qualified under the Trust Indenture Act and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes the legal, valid, binding instrument enforceable against the Company in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity). If Debt Warrants are to be issued, the Debt Warrant Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the debt warrant agent named therein (the "Debt Warrant Agent"), constitutes the legal, valid, binding instrument enforceable against the Company in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity). The Underwritten Securities have been duly authorized, and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters, will have been duly executed and delivered by the Company and will constitute the legal, valid and binding obligations of the Company entitled to the benefits of the

Indenture (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity).

         2.9. No Conflicts. Neither the execution and delivery of the Indenture or the Terms Agreement, the issue and sale of the Underwritten Securities, the consummation of any other of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Significant Subsidiaries pursuant to, (i) the charter or by-laws of the Company or any of its Significant Subsidiaries; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its Significant Subsidiaries is a party or bound or to which its or their property is subject, except, in each case, for conflicts, breaches, violations and liens that would not have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, taken as a whole; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its Significant Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its Significant Subsidiaries or any of its or their properties except, in each case, for conflicts, breaches, violations and liens that would not have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

         2.10. Financial Statements. The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as otherwise noted therein).

         2.11. Forward-looking Statements. No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) contained in the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

         2.12. No Material Adverse Change. Since the dates as of which information is given in the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change in the condition (financial or otherwise), prospects, earnings, business, management or properties of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, (ii) none of the Company nor any Significant Subsidiary has incurred any material liability or obligation, direct or contingent, other than in the ordinary course of business, and (iii) there has not been any material decrease in the capital stock or material increase in the long-term debt of the Company, or any dividend or distribution of any kind declared, paid or made by the Company on any class of their respective capital stock other than quarterly cash dividends consistent with past practice.

         Any certificate signed by any officer of the Company and delivered to the Representative or counsel for the Representative in connection with the offering of the Underwritten Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

     3. Purchase of the Underwritten Securities.

         3.1. Effect of Terms Agreement. The obligation of the Underwriters to purchase, and the Company to sell, the Underwritten Securities is evidenced by a Terms Agreement delivered at the time the Company determines to sell the Underwritten Securities. The Terms Agreement specifies the firm or firms which will be the Underwriters, the principal amount or number of the Underwritten Securities to be purchased by each Underwriter, the purchase price or prices to be paid by the Underwriters for the Underwritten Securities, the public offering price, if any, of the Underwritten Securities, the Underwriters' compensation therefor and any terms of the Underwritten Securities not already specified in the Indenture or the Warrant Agreement, as the case may be. The Terms Agreement specifies any details of the terms of the offering which should be reflected in the supplement to the Basic Prospectus relating to the offering of the Underwritten Securities.

         3.2. Obligation to Purchase Several, Not Joint. It is understood that, in making this Agreement, the Underwriters are contracting severally and not jointly, and that their several agreements to purchase the Underwritten Securities on the basis of the agreements and representations herein contained shall be several and not joint and shall apply only to the respective principal amounts or number of the Underwritten Securities to be purchased by them as provided herein.

     4. Delivery of the Underwritten Securities. The Company shall not be obligated to deliver any Underwritten Securities except upon payment for all Underwritten Securities to be purchased pursuant to this Agreement as hereinafter provided.

     5. Default in Performance by Underwriter.

         5.1. Obligations of Non-Defaulting Underwriters. If any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated severally to purchase the Underwritten Securities which the defaulting Underwriter agreed but failed to purchase in the respective proportions which the principal amount of Underwritten Securities set forth in the applicable column in Schedule II to the Terms Agreement to be purchased by each remaining non-defaulting Underwriter set forth in such column bears to the aggregate principal amount or number of Underwritten Securities set forth in such column to be purchased by all the remaining non-defaulting Underwriters; provided that the remaining non-defaulting Underwriters shall not be obligated to purchase any Underwritten Securities that constitute Underwritten Securities if the aggregate principal amount or number of such Underwritten Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase exceeds 10% of the total principal amount of such Underwritten Securities. If the foregoing maximum is exceeded, the remaining non-defaulting Underwriters, or other underwriters satisfactory to the Representative, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Underwritten Securities.

         5.2. Termination of Agreement. If the remaining non-defaulting Underwriters or other underwriters satisfactory to the Representative do not elect pursuant to the last sentence of subsection 5.1 to purchase the aggregate principal amount or number of Underwritten Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase that exceeds 10% of the total principal amount of such Underwritten Securities, this Agreement with respect to such Underwritten Securities shall terminate without liability on the part of any non-defaulting Underwriter or the Company.

         5.3. Liability of Defaulting Underwriter. Nothing contained in this
Section 5 shall relieve a defaulting Underwriter of any liability it may have to the Company and any non-defaulting Underwriter for damages caused by its default. If other underwriters are obligated or agree to purchase the Underwritten Securities of a defaulting Underwriter, either the Representative or the Company may postpone the Delivery Date for up to five full business days in order to effect any changes that the Underwriters shall determine may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

     6. Delivery and Payment.

         6.1. Date and Time of Delivery. Delivery of and payment for the Underwritten Securities shall be made at such location as may be agreed upon by the Representative and the Company (as set forth in Schedule I to the Terms Agreement) at 10:00 A.M., New York City time, on the fifth business day following the date of the Terms Agreement, or at such other time and date as shall be agreed upon, or as provided in Section 5.3. This date and time are sometimes referred to as the "Delivery Date".

         6.2. Payment. On the Delivery Date, the Company shall deliver the Underwritten Securities to the Representative for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer payable in same-day funds, to the account specified by the Company.

         6.3. Form. Delivery of the Underwritten Securities shall be made either at such location as the Representative shall reasonably designate at least one business day in advance of the Delivery Date or through the facilities of The Depository Trust Company. Certificates for the Underwritten Securities shall be registered in such names and in such denominations as the Representative may request not less than two business days in advance of the Delivery Date. The Company agrees to have the Underwritten Securities available for inspection, checking and packaging by the Representative in New York, New York, not later than 1:00 PM on the business day prior to the Delivery Date.

     7. Further Agreements of the Company. The Company further agrees:

         7.1 Registration Statement; Prospectus. To prepare the Prospectus in a form approved by the Representative and to file such Prospectus pursuant to Rule 424(b) under the Act and to prepare and file any Rule 462(b) Registration Statement in each case within the time periods required by the Act and the Rules and Regulations. To furnish promptly to the Representative and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed and a copy of each amendment thereto (in each case together with all exhibits filed therewith) filed prior to the date of the Terms Agreement or relating to or covering the Underwritten Securities, and a copy of the Prospectus filed with the Commission.

         7.2 Other Documents. To deliver promptly to the Representative, without charge, such number of the following documents as the Representative may request: (a) conformed copies of the Registration Statement (including exhibits), (b) the Prospectus and (c) any documents incorporated by reference in the Prospectus, and the Company authorizes the Underwriters and all dealers to whom any Underwritten Securities may be offered or sold by the Underwriters to use such documents in connection with the sale of the Underwritten Securities in accordance with the applicable provisions of the Act and the Rules and Regulations.

         7.3 Supplemental Information. During such period following the date of the Terms Agreement as, in the opinion of counsel for the Underwriters, a prospectus is required by law to be delivered, the Company will furnish copies of (a) any amendment to the Registration Statement; (b) the Prospectus or any amendment or supplement thereto, or (c) any document incorporated by reference in any of the foregoing or any amendment or supplement to any such incorporated document to the Representative and to counsel for the Underwriters prior to filing any of such items with the Commission and will not file any such item to which the Representative shall reasonably object; provided that, despite any such objection but after consultation with the Representative, including the furnishing to the Representative of drafts thereof, the Company may file any report or statement which in the written opinion of its counsel it is required to file pursuant to the Exchange Act. The Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Underwritten Securities.

         7.4 Duty to Notify of Certain Events. To advise the Representative promptly (a) when any post-effective amendment to the Registration Statement relating to or covering the Underwritten Securities becomes effective, (b) of any request or proposed request by the Commission for an amendment or supplement (insofar as the amendment or supplement relates to or covers the Underwritten Securities) to the Registration Statement, to any Rule 462(b) Registration Statement, to the Prospectus, to any document incorporated by reference in any of the foregoing or for any additional information relating to the Registration Statement or the Prospectus (insofar as such information relates to or covers the Underwritten Securities), (c) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order directed to the Prospectus or any document incorporated therein by reference or the initiation of any stop order proceeding or of any challenge to the accuracy or adequacy of any document incorporated by reference in the Prospectus, and (d) of receipt by the Company of any notification with respect to the suspension of the qualification of the Underwritten Securities for sale in any jurisdiction or the initiation of any proceeding for that purpose. If at any time during the period referred to in Section 7.3 above that the Prospectus relating to the Underwritten Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Act, the Rules and Regulations, the Exchange Act or the rules and regulations of the Commission thereunder, the Company (i) will notify the Representative of any such event, (ii) promptly will prepare and file with the Commission, subject to Section 7.3, an amendment or supplement which will correct such statement or omission or an amendment or supplement which will effect such compliance and

(iii) will supply any supplemented or amended prospectus to the several Underwriters and counsel for the Underwriters without charge in such quantities as they may reasonably request.

         7.5 Stop Orders; Action Required. If, during the period referred to in
Section 7.3 above, the Commission shall issue a stop order suspending the effectiveness of the Registration Statement during a time the Prospectus relating to the Underwritten Securities is required to be delivered under the Act, to make every reasonable effort to obtain the lifting of that order at the earliest possible time.

         7.6 Earnings Statement. As soon as practicable, or in accordance with Rule 158 of the Rules and Regulations, to make generally available to its security holders and to the Representative an earnings statement (which need not be audited) of the Company and its consolidated subsidiaries, which will satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder.

         7.7 Further Assurances. Arrange, if necessary, for the qualification of the Underwritten Securities for sale under the laws of such jurisdictions as the Representative may reasonably designate and pay all expenses (including reasonable fees and disbursements of counsel) in connection with such qualification, to maintain such qualifications in effect during the period referred to in Section 7.3 above and to arrange for the determination of the legality of the Underwritten Securities for purchase by institutional investors; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not so qualified at the date of the Terms Agreement or to take any action which would subject it to general or unlimited service of process in suits, other than those arising out of the offering or sale of the Underwritten Securities, or to the imposition of any taxes based on, or measured by, all or any part of the income of the Company in any jurisdiction where it is not at such date so subject. The Company will promptly advise the Representative of the receipt by the Company of any notification with respect to the suspension of the qualification of the Underwritten Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

         7.8 Failure to Perform. If the sale of the Underwritten Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 10 hereof is not satisfied or because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, to reimburse the Underwriters severally through either of the Representative upon demand for all out-of-pocket expenses (including the reasonable fees and disbursements of counsel for the Underwriters) that shall have been reasonably incurred by them in connection with the proposed purchase and sale of the Underwritten Securities.

         7.9 No Announcements. The Company will not, for the period of time following the date and time that this Agreement is executed and delivered by the parties hereto (the "Execution Time") until the Delivery Date, without the prior written consent of the Representative, offer, sell or contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any person in privity with the Company), directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company (other than the Underwritten Securities).

     8. Indemnification.

         8.1 Indemnification by the Company. The Company shall indemnify and hold harmless each Underwriter, the directors and officers of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, and any action in respect thereof, to which they or any of them may become subject, under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities (or actions in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any such untrue statement or alleged untrue statement or omission or alleged omission (a) made in the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein or (b) contained in that part of the Registration Statement constituting the Statement of Eligibility and Qualification under the Trust Indenture Act (Form T-1) of the Trustee; provided further, that the Company will not be liable for the amount of any settlement of any claim made without its consent, such consent not to be unreasonably withheld. The foregoing indemnity agreement is in addition to and not in limitation or duplication of any liability or right which the Company may otherwise have to an Underwriter or any person who controls an Underwriter.

         8.2 Indemnification by the Underwriters. Each Underwriter agrees severally and not jointly to indemnify and hold harmless the Company, each of its directors, each of its officers and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter as set forth in subsection 8.1 above, but only with reference to written information furnished to the Company through the Representative by or on behalf of that Underwriter specifically for inclusion in the documents referred to in the foregoing indemnity. The foregoing indemnity agreement is in addition to and not in limitation or duplication of any liability which any Underwriter may otherwise have to the Company or any of its directors, officers or controlling persons.

         8.3 Notice of Claim or Action. Promptly after receipt by an indemnified party under subsection 8.1 or 8.2 above of notice of the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement of that action, but the failure so to notify the indemnifying party (i) will not relieve it from liability under Sections 8.1 and 8.2 above unless such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in Sections 8.1 and 8.2 above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of one such separate counsel (in addition to local counsel) for such indemnified party if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest;
(ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

         8.4 Contribution. In the event that the indemnity provided in Sections
8.1 or 8.2 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the

Underwritten Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among the Underwriters relating to the offering of the Underwritten Securities) be responsible for any amount in excess of the purchase discount or commission applicable to the Underwritten Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total purchase discounts and commissions in each case set forth on the cover of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each officer and director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph.

     9. Termination of Underwriter Obligations. The obligations of the Underwriters under this Agreement may be terminated by the Representative, in their absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Underwritten Securities, if, during the period beginning on the date of the Terms Agreement to and including the Delivery Date, (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange; (ii) a banking moratorium shall have been declared either by Federal or New York State authorities; or (iii) there shall have occurred any outbreak or material escalation of hostilities or acts of terrorism or declaration by the United States of a national emergency or war or other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere the effect of which on the financial markets of the United States and Europe is such as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offering or delivery of the Underwritten Securities as contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

     10. Additional Conditions to the Respective Obligations of the
Underwriters.

         10.1 Accuracy of Representations and Warranties. The respective obligations of the Underwriters under this Agreement with respect to the Underwritten Securities are subject to the accuracy, on the date of the Terms Agreement and on the Delivery Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions applicable to the Underwritten Securities:

                  10.1.1 At or before the Delivery Date, no stop order suspending the effectiveness of the Registration Statement or any order directed to any document incorporated by reference in the Prospectus shall have been issued and remain in effect and no proceeding for that purpose shall be pending or, to the knowledge of the Company or the Representative, threatened by the Commission.

                  10.1.2 The Company shall have requested and caused its General Counsel, Samuel P. Fried, Esq., to furnish to the Representative his opinion, dated the Delivery Date and addressed to the Representative, to the effect that:

                      (a) each of the Company and its Significant Subsidiaries
              has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except, in each case, to the extent that the failure to qualify or be in good standing would not have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, taken as a whole;

                      (b) other than as set forth or contemplated in the
              Prospectus, such counsel does not know of any legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject where there is a material risk that such proceeding will be determined adversely to the Company or any of its subsidiaries and which, if so determined, individually or in the aggregate, is expected to have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, considered as a whole, and to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                      (c) this Agreement has been duly authorized, executed and
              delivered by the Company;

                      (d) no consent, approval, authorization, filing with or
              order of any court or governmental authority or agency or regulatory body is required in connection with the transactions contemplated herein or in the Indenture, except such as will be obtained under the Act and the Trust Indenture Act and such as may be required under the blue sky or securities laws of any jurisdiction in connection with the purchase and sale of the Underwritten Securities by the Underwriters in the manner contemplated in this Agreement and the Prospectus and such other approvals (specified in such opinion) as have been obtained;

                      (e) neither the execution and delivery of this Agreement,
              the issue and sale of the Securities, the consummation of any other of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or asset of the Company or its Significant Subsidiaries pursuant to, (i) the charter or by-laws of the Company or its Significant Subsidiaries; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument known to such counsel to which the Company or any of its Significant Subsidiaries is a party or bound or to which its respective property is subject, except, in each case, for conflicts, breaches, violations and liens that would not have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, taken as a whole; or (iii) any statute, law, rule, regulation, judgment, order or decree known to such counsel applicable to the Company or any of its Significant Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, any of its Significant Subsidiaries or any of their respective properties, except, in each case, for conflicts, breaches, violations and liens that would not have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, taken as a whole; and

                      (f) the Company is not and, after giving effect to the
              offering and sale of the Underwritten Securities and the application of the proceeds thereof as described in the Prospectus, will not be required to register as an "investment company" under the Investment Company Act of 1940, as amended.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the jurisdiction of incorporation of the Company, the Delaware General Corporation Law, the State of Ohio or the Federal laws of the United States, to the extent it deems proper and specified in such opinion, upon the opinion of other counsel of good standing whom it believes to be reliable and who are satisfactory to counsel for the Underwriters; and (B) as to matters of fact, to the extent it deems proper, on certificates of responsible officers of the Company and public officials.

     In addition, such counsel shall advise by letter, based on such counsel's participation in the preparation of the Registration Statement and Prospectus (but without independent check or verification of the contents thereof except as specified therein), that such counsel has no reason to believe that the Registration Statement (except the financial statements and other financial and statistical data included or incorporated by reference therein, as to which such counsel need express no view), at the Execution Time or on the Delivery Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (except as aforesaid), at the Execution Time or on the Delivery Date, contained or contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  10.1.3. The Company shall have requested and caused Davis Polk & Wardwell, counsel for the Company, to furnish to the Representative its opinion, dated the Delivery Date and addressed to the Representative, to the effect that:

                      (a) the Company has been duly incorporated and is validly
              existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus;

                      (b) if Debt Securities are to be issued, the Indenture
              has been duly authorized, executed and delivered by the Company and qualified under the Trust Indenture Act and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); the Underwritten Securities have been duly and validly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters under this Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); if Debt Warrants are to be issued, the Debt Warrant Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Debt Warrant Agent constitutes the legal, valid, binding instrument enforceable against the Company in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); and the statements set forth under the heading "Description of the Debt Securities" (if Debt Securities are to be issued) and "Description of the Debt Warrants" (if Debt Warrants are to be issued) in the Prospectus and the related heading in the relevant prospectus supplement, insofar as such statements purport to summarize certain provisions of the Securities, the Indenture and the Debt Warrant Agreement, provide a fair summary of such provisions;

                      (c) this Agreement has been duly authorized, executed and
              delivered by the Company;

                      (d) no consent, approval, authorization, filing with or
              order of any court or governmental authority or agency or regulatory body is required in connection with the transactions contemplated herein or in the Indenture, except such as will be obtained under the Act and the Trust Indenture Act and such as may be required under the blue sky or securities laws of any jurisdiction in connection with the purchase and sale of the Underwritten Securities by the Underwriters in the manner contemplated in this Agreement and the Registration Statement and the Prospectus and such other approvals (specified in such opinion) as have been obtained;

                      (e) the Company is not and, after giving effect to the
              offering and sale of the Underwritten Securities and the application of the proceeds thereof as described in the Registration Statement and the Prospectus, will not be required to register as an "investment company" under the Investment Company Act of 1940, as amended; and

                      (f) The Registration Statement is effective under the
              Act, any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b) and, to the best knowledge of such counsel, no stop order with respect thereto has been issued, or proceeding for that purpose has been instituted or threatened, by the Commission.

     In rendering such opinion, such counsel may (A) rely as to matters involving the application of laws of any jurisdiction other than the jurisdiction of incorporation of the Company, the State of New York or the Federal laws of the United States, to the extent it deems proper and specified in such opinion, upon the opinion of other counsel of good standing whom it believes to be reliable and who are satisfactory to counsel for the Underwriters; and (B) rely, as to matters of fact, to the extent it deems proper, on certificates of responsible officers of the Company and public officials.

     In addition, such counsel shall advise by letter, based on such counsel's participation in the preparation of the Registration Statement and the Prospectus (but without independent check or verification of the contents thereof except as specified therein), that:

                      (i) The Registration Statement, as of its effective date,
              and the Prospectus, as of the date of the supplement to the Basic Prospectus (in each case, except for the documents incorporated by reference therein, the financial statements and other financial and statistical data included or incorporated by reference therein, as to which such counsel need express no view) appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the Rules and Regulations; and

                      (ii) such counsel has no reason to believe that the
              Registration Statement (except for the financial statements and other financial and statistical data included or incorporated by reference therein, as to which such counsel need express no view), at the Execution Time or on the Delivery Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (except as aforesaid), at the Execution Time or on the Delivery Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  10.1.4. At the Delivery Date, the Company shall have requested and caused PricewaterhouseCoopers LLP or other nationally recognized firm of certified public accountants or registered public accounting firm to furnish to the Representative a letter, dated as of the Delivery Date in form and substance satisfactory to the Representative, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the applicable rules and regulations thereunder and containing statements and information of the type ordinarily included in accountants' "comfort letters" with respect to the consolidated financial statements of the Company and certain financial information contained in the Prospectus and the Registration Statement (including information incorporated in each such Prospectus and the Registration Statement by reference).

                  10.1.5. The Representative shall have received, on the Delivery Date, from counsel for the Underwriters, such opinion or opinions, dated the Delivery Date, with respect to the issuance and sale of the Underwritten Securities, the Indenture, the Registration Statement, the Prospectus and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  10.1.6 The Company shall have furnished to the Representative, on the Delivery Date, a certificate of the Company, signed by an Executive Vice President, the Chief Financial Officer, or the Vice

President-Treasury, Mergers and Acquisitions or any other officer reasonably satisfactory to the Representative, dated the Delivery Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that:

                      (i) The representations and warranties of the Company in
              this Agreement are true and correct in all material respects on and as of the Delivery Date with the same effect as if made on the Delivery Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Delivery Date;

                      (ii) No stop order suspending the effectiveness of the
              Registration Statement has been issued and remains in effect and no proceedings for that purpose are pending or, to the knowledge of each such person, threatened by the Commission, and no order directed to any document incorporated by reference in the Prospectus has been issued and remains in effect or, to the knowledge of each such person, is threatened to be issued by the Commission; and

                      (iii) Since the date of the most recent financial
              statements included or incorporated by reference in the Prospectus, there has been no material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus.

         10.2. The Underwritten Securities shall be eligible for clearance and settlement through The Depository Trust Company.

         10.3. Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or any notice that the rating of the Company's debt securities is under surveillance or review.

         10.4. The Indenture shall have been duly executed and delivered by the Company and the Trustee, and the Underwritten Securities shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

         10.5. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Delivery Date, prevent the issuance or sale of the Underwritten Securities; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Delivery Date which would prevent the issuance or sale of the Underwritten Securities.

         10.6. Prior to the Delivery Date, the Company shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

     If any of the conditions specified in this Section 10 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions, letters and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, the Delivery Date by the Representative. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

     The documents required to be delivered by this Section 10 will be delivered at the office of counsel for the Underwriters, at One New York Plaza, New York, New York 10004, on the Delivery Date.

     11. Survival of Representations and Indemnification. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of subsection 7.8 and Section 8 hereof shall survive the termination or cancellation of this Agreement.

     12. Payment of Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Underwritten Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Act of the Registration Statement and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (c) the costs of reproducing and distributing the Terms Agreement and the Underwritten Securities; (d) the fees and expenses of the Company's counsel and independent accountants; (e) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Underwritten Securities under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Underwriters up to a maximum of $5,000); (f) any fees charged by rating agencies for rating the Underwritten Securities; (g) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); and (h) all expenses and application fees incurred in connection with any filing with, and clearance of any offering by, the National Association of Securities Dealers, Inc. up to a maximum of $10,000. It is understood, however, that, except as provided in this Section, and Sections 7.8 and 8.1 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Underwritten Securities by them, and any advertising expenses connected with any offers they may make.

     13. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or telefaxed to the Representative named in the Terms Agreement at the address or telefax number there set forth; or, if sent to the Company, will be mailed, delivered or telefaxed to Samuel P. Fried, Esq., Senior Vice President, General Counsel and Secretary of Limited Brands (telefax no. (614) 415-7188), and confirmed to Samuel P. Fried, Esq., Senior Vice President, General Counsel and Secretary of Limited Brands, Inc. at Three Limited Parkway, P.O. Box 16000, Columbus, Ohio 43216, Attention of the Legal Department, with a copy to Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, Telefax (212) 450-3800, Attention: Sarah Beshar.

     14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

     15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     16. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.